Exhibit F

JOINT FILING STATEMENT

I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the Common Stock of Radius Health, Inc. is filed on behalf of each of the undersigned.

Dated: May 7, 2013

MPM BIOVENTURES III, L.P.			MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P.,		By:	MPM BioVentures III GP, L.P.,
	its General Partner			its General Partner

By:	MPM BioVentures III LLC,		By:	MPM BioVentures III LLC,
	its General Partner			its General Partner

By:	/s/ Luke Evnin		By:	/s/ Luke Evnin
	Name:	Luke Evnin		Name:	Luke Evnin
	Title:	Series A Member		Title:	Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.			MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P.,		By:	MPM BioVentures III GP, L.P.,
	its General Partner			in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC,		By:	MPM BioVentures III LLC,
	its General Partner			its General Partner

By:	/s/ Luke Evnin		By:	/s/ Luke Evnin
	Name:	Luke Evnin		Name:	Luke Evnin
	Title:	Series A Member		Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC			MPM BIOVENTURES III GP, L.P.

By:	/s/ Luke Evnin		By:	MPM bioVentures III LLC,
	Name:	Luke Evnin		its General Partner
	Title:	Manager

			By:	/s/ Luke Evnin
				Name:	Luke Evnin
				Title:	Series A Member

MPM BIOVENTURES III LLC

By:	/s/ Luke Evnin
	Name:	Luke Evnin
	Title:	Series A Member

MPM BIO IV NVS STRATEGIC FUND, L.P.			MPM BIOVENTURES IV GP LLC

By:	MPM BIOVENTURES IV GP LLC, its General Partner		By:	MPM BIOVENTURES IV LLC, its Managing Member
By:	MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ Luke Evnin		By:	/s/ Luke Evnin
	Name:	Luke Evnin		Name:	Luke Evnin
	Title:	Member		Title:	Member

MPM BIOVENTURES IV LLC

By:	/s/ Luke Evnin
Name: Luke Evnin Title: Member

	/s/ Luke Evnin	/s/ Ansbert Gadicke
	Luke Evnin	Ansbert Gadicke

	/s/ Nicholas Galakatos Nicholas Galakatos	/s/ Michael Steinmetz Michael Steinmetz

	/s/ Kurt Wheeler Kurt Wheeler	/s/ Nicholas Simon III Nicholas Simon III

	/s/ Dennis Henner Dennis Henner	/s/ Todd Foley Todd Foley

	/s/ Vaughn Kailian Vaughn Kailian	/s/ James Paul Scopa James Paul Scopa

/s/ John Vander Vort John Vander Vort